Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of U.S. Precious Metals, Inc. (the “Company”), on Form 10-K for the fiscal year ended May 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of, the Principal Executive Officer and  Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1.          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 10, 2014
/s/ David J. Cutler
David J. Cutler Chief Financial Officer (Principal Financial Officer)